Exhibit 16(a)

                               POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund
P. Bergan, Jr., Domenick Pugliese and Andrew L. Gangolf and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statement, and any amendments thereto, on Form N-14 of Alliance Variable Products Series Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitution or substitutes, may do or cause to be done by virtue hereof.


                                        /s/ William H. Foulk, Jr.
                                        ----------------------------------------
                                        William H. Foulk, Jr.

Dated: July 19, 20001

                                                                   Exhibit 16(b)


                                POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund
P. Bergan, Jr., Domenick Pugliese and Andrew L. Gangolf and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statement, and any amendments thereto, on Form N-14 of Alliance Variable Products Series Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitution or substitutes, may do or cause to be done by virtue hereof.


                                        /s/ Clifford L. Michel
                                        ----------------------------------------
                                        Clifford L. Michel

Dated: July 19, 20001

                                                                   Exhibit 16(c)


                               POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund
P. Bergan, Jr., Domenick Pugliese and Andrew L. Gangolf and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statement, and any amendments thereto, on Form N-14 of Alliance Variable Products Series Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitution or substitutes, may do or cause to be done by virtue hereof.


                                        /s/ Ruth Block
                                        ----------------------------------------
                                        Ruth Block

Dated: July 19, 20001

                                                                   Exhibit 16(d)

                               POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund
P. Bergan, Jr., Domenick Pugliese and Andrew L. Gangolf and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statement, and any amendments thereto, on Form N-14 of Alliance Variable Products Series Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitution or substitutes, may do or cause to be done by virtue hereof.


                                        /s/ John H. Dobkin
                                        ----------------------------------------
                                        John H. Dobkin

Dated: July 19, 20001

                                                                   Exhibit 16(e)


                               POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund
P. Bergan, Jr., Domenick Pugliese and Andrew L. Gangolf and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statement, and any amendments thereto, on Form N-14 of Alliance Variable Products Series Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitution or substitutes, may do or cause to be done by virtue hereof.


                                        /s/  Donald J. Robinson
                                        ----------------------------------------
                                        Donald J. Robinson

Dated: July 19, 20001

                                                                   Exhibit 16(f)


                               POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund
P. Bergan, Jr., Domenick Pugliese and Andrew L. Gangolf and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statement, and any amendments thereto, on Form N-14 of Alliance Variable Products Series Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitution or substitutes, may do or cause to be done by virtue hereof.


                                        /s/ David H. Dievler
                                        ----------------------------------------
                                        David H. Dievler

Dated: July 19, 20001

                                                                   Exhibit 16(g)


                               POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund
P. Bergan, Jr., Domenick Pugliese and Andrew L. Gangolf and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statement, and any amendments thereto, on Form N-14 of Alliance Variable Products Series Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitution or substitutes, may do or cause to be done by virtue hereof.


                                        /s/ John D. Carifa
                                        ----------------------------------------
                                        John D. Carifa

Dated: July 19, 20001